THIS SIXTH SUPPLEMENTAL AGREEMENT is made on August 12, 1994 between:-

(1) COMDISCO, INC. (the "COMPANY") for itself and on behalf of those Additional Borrowers party to the Facility Agreement defined below;

(2)  NATIONAL WESTMINSTER BANK PLC as Arranger;

(3)  THE BANKS listed on the signatory pages to this Supplemental
     Agreement under the heading
     "Banks";

(4) NATIONAL WESTMINSTER BANK PLC as facility agent, tender panel agent and swingline agent (the "FACILITY AGENT"); and

(5)  BARCLAYS BANK PLC as letter of credit agent.

WHEREAS

(A) this Supplemental Agreement is supplemental to a facility agreement dated June 4, 1991 as amended by a supplemental agreement dated August 27, 1991, a second supplemental agreement dated April 20, 1992, a third supplemental agreement dated September 21, 1992, a fourth supplemental agreement dated April 23, 1993 and a fifth supplemental agreement dated May 9, 1994 providing for a revolving credit facility of up to U.S. $400,000,000 (together the "FACILITY AGREEMENT");

(B) the parties to this Supplemental Agreement have agreed to amend certain of the events of default contained in the Facility Agreement as set out below.

IT IS AGREED as follows:-
1.   INTERPRETATION

(a) A term defined in the Facility Agreement has, unless this Supplemental Agreement or the context otherwise requires, the same meaning when used in this Supplemental
     Agreement.

(b) Clause 1.2 of the Facility Agreement is deemed to be set out in this Supplemental Agreement as if references therein to the Facility Agreement are references to this Supplemental Agreement.

2.   AMENDMENTS TO THE FACILITY AGREEMENT

     Subject to the satisfaction of the condition in Clause 4 below, the Facility Agreement is amended as follows:-

(a)  Clause 21.1(j) shall be deleted.

(b)  There shall be inserted a new clause 21.1(j) as follows:

"CHANGE OF CONTROL

Any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under such Act) of 35 per cent.
or more of the outstanding shares of common stock of the Company."

3.   REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Facility Agent and the Banks on its own behalf and on behalf of all the Additional Borrowers that:

(a) POWERS AND AUTHORITY: It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Supplemental Agreement and the transactions contemplated by this Supplemental Agreement.

(b) LEGAL VALIDITY: This Supplemental Agreement constitutes ts legal, valid and binding obligation.

(c) NON-CONFLICT: The entry into and performance by it of, and the transactions contemplated by, this Supplemental agreement do not and will not:-

     (i)  conflict with any law or regulation or any official
     or judicial order applicable to it;      or

     (ii) onflict with its constitutive documents; or

     (iii)conflict with any document which is binding on it or any of its assets.

(d) AUTHORISATIONS: All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Supplemental Agreement have been obtained or effected (as appropriate) and are in full force and effect.

(e)  REPRESENTATIONS AND WARRANTIES IN THE FACILITY AGREEMENT:
     The representations and warranties set out in Clause 19.1 of the Facility Agreement are true as if made on the date of this Supplemental Agreement and as if references in that Clause to the Facility Agreement were references to the Facility Agreement as amended by this Supplemental Agreement.

(f) OTHER BORROWERS: The other Borrowers are bound by the terms of this Supplemental Agreement.

4.   CONDITION PRECEDENT

(a) Clause 2 above shall come into effect when the Facility Agent has confirmed to the Company and the Banks (which confirmation the Facility Agent undertakes to give promptly) that it has received a legal opinion from Philip A. Hewes, Senior Vice President - Legal of the Company, reaffirming the matters set forth in his opinion delivered pursuant to Clause 4.1(a)(vi) of the Facility Agreement with reference to this Supplemental Agreement and the Facility Agreement as amended hereby.

(b) If the above condition is not satisfied on or prior to September 10, 1994 (or such later date as may be agreed between the Company and the Facility Agent) this Supplemental Agreement will lapse and (with the exception of Clauses 1, 5, and 6) shall cease to have any effect.

5.   INCORPORATION

(a)  This Supplemental Agreement is a Finance Document.

(b) This Supplemental Agreement is deemed to be incorporated as part of the Facility Agreement.

(c)  Except as otherwise provided in this Supplemental
     Agreement, the Finance Documents remain in full force and effect.

6.   MISCELLANEOUS

     The provision of Clauses 15 (payments), 26 (Stamp Duties), 27 (Amendments, Waivers, Remedies Cumulative), 34 (Jurisdiction) and 36 (Counterparts) of the Facility Agreement shall apply to this Supplemental Agreement as though they were set out in this Supplemental Agreement, but as if references in those Clauses to the Facility Agreement are references to this Supplemental Agreement.

7.   GOVERNING LAW

This Supplemental Agreement is governed by English law.

AS WITNESS the hands of the parties (or their duly authorised representatives) on the date which appears first on page 1.

SIGNATORIES


COMPANY

COMDISCO,  INC.         (on behalf of itself and on behalf of those Additional
                        Borrowers party to the Facility Agreement)

By:     JOHN J. VOSICKY


ARRANGER

NATIONAL WESTMINSTER BANK PLC

By:     KAREN N. GRAFE


BANKS

NATIONAL WESTMINSTER BANK PLC

By:      KAREN N. GRAFE


BARCLAYS BANK PLC

By:     KEVIN F. HERATY


UNION BANK OF SWITZERLAND, CHICAGO BRANCH

By:     DENIS J. CAMPBELL          THOMAS H. MEYERS


BHF-BANK

By:     PAUL TRAVERS               EVON M. CONTOS


CREDIT LYONNAIS CHICAGO BRANCH

By:     ATTILA KOC


CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:     ATTILA KOC


BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

By:     JOHN QUIGLEY               E.S. ATWELL


DRESDNER BANK AG, CHICAGO AND GRAND CAYMAN BRANCHES

By:     E. RONALD HOLDER           JOHN D. SINSHEIMER


NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:     STEPHEN K. HUNTER          PETRA FRANK-WITT


BAYERISCHE VEREINSBANK AG

By:     ED C. BENNETT              THEODORE F. CEGLIA


WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK
AND CAYMAN ISLANDS BRANCHES

By:     ELIE B. KHOURY             CYNTHIA M. NIESEN


FACILITY AGENT, TENDER PANEL AGENT AND SWINGLINE AGENT

NATIONAL WESTMINSTER BANK PLC

By:      KAREN N. GRAFE


LETTER OF CREDIT AGENT

BARCLAYS BANK PLC

By:      KEVIN F. HERATY.



                                                                CONFORMED COPY



                         SIXTH SUPPLEMENTAL AGREEMENT

                            DATED AUGUST 12, 1994

                                   BETWEEN

                                COMDISCO, INC.

                                     and

                        NATIONAL WESTMINSTER BANK PLC
                                 as Arranger

                                     and

                                  THE BANKS

                                     and

                        NATIONAL WESTMINSTER BANK PLC
                    as Facility Agent, Tender Panel Agent
                             and Swingline Agent

                                     and

                              BARCLAYS BANK PLC
                          as Letter of Credit Agent
                       ________________________________

                       relating to an Agreement dated
                   June 4, 1991 (as amended by supplemental
               agreements dated August 27, 1991, April 20, 1992
             September 21, 1992, April 23, l993 and May 9, 1994)
                  providing for a revolving credit facility
                          of up to U.S. $400,000,000
                      _________________________________
                                ALLEN & OVERY
                               Swiss Bank Tower
                             10 East 50th Street
                              New York, NY 10022